SBL FUND
FILE NO. 811-2753
CIK NO. 0000217087

A SPECIAL MEETING OF THE FUND'S SHAREHOLDERS WAS HELD ON SEPTEMBER 30, 2003. THE
RESULTS OF VOTES  TAKEN  AMONG  SHAREHOLDERS  ON THE  PROPOSAL  BEFORE  THEM ARE
REPORTED BELOW. EACH VOTE REPORTED  REPRESENTS A SINGLE SHARE HELD ON THE RECORD
DATE FOR THE MEETING.

================================================================================
ISSUES:  a.  To approve or disapprove a Plan of Reorganization providing for the acquisition  of all of the  assets  and  liabilities  of SBL  Fund,
             Series I  ("International  Series") by SBL Fund,  Series D ("Global
             Series")  solely  in  exchange  for  shares of the  Global  Series, followed by the complete liquidation of the International Series.

--------------------------------------------------------------------------------
                                               VOTES
                                   -------------------------
                                                   AGAINST/      TOTAL NUMBER OF
FUND                                  FOR        ABSTENTIONS       SHARES VOTED
--------------------------------------------------------------------------------
SBL Fund, Series I                 2,477,779        99,515          2,577,294
================================================================================

================================================================================
ISSUES:  b.  To approve or disapprove a Plan of Reorganization providing for the acquisition  of all of the  assets  and  liabilities  of SBL  Fund,
             Series T  ("Technology  Series")  by SBL  Fund,  Series J ("Mid Cap
             Growth Series") solely in exchange for shares of the Mid Cap Growth
             Series,  followed by the  complete  liquidation  of the  Technology
             Series.
--------------------------------------------------------------------------------
                                               VOTES
                                   -------------------------
                                                   AGAINST/      TOTAL NUMBER OF
FUND                                  FOR        ABSTENTIONS       SHARES VOTED
--------------------------------------------------------------------------------
SBL Fund, Series T                 6,254,436       576,495          6,830,931
================================================================================

================================================================================
ISSUES:  c.  To approve or disapprove a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Security Equity
             Fund,  International  Series  ("International  Fund")  by  Security
             Equity Fund,  Global Series  ("Global Fund") solely in exchange for shares of the Global Fund, followed by the complete  liquidation of the International Fund.
--------------------------------------------------------------------------------
                                               VOTES
                                   -------------------------
                                                   AGAINST/      TOTAL NUMBER OF
FUND                                  FOR        ABSTENTIONS       SHARES VOTED
--------------------------------------------------------------------------------
Security Equity Fund,
  International Series               889,209        15,742            904,951
================================================================================

================================================================================
ISSUES:  d.  To approve or disapprove a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Security Equity
             Fund,  Technology  Series  ("Technology  Fund") by Security Mid Cap
             Growth Fund,  solely in exchange for shares of the Security Mid Cap
             Growth Fund, followed by the complete liquidation of the Technology
             Fund.
--------------------------------------------------------------------------------
                                               VOTES
                                   -------------------------
                                                   AGAINST/      TOTAL NUMBER OF
FUND                                  FOR        ABSTENTIONS       SHARES VOTED
--------------------------------------------------------------------------------
Security Equity Fund,
  Technology Series                1,627,616        44,010          1,671,626
================================================================================